UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2022

CARTICA ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 I Street NW, Suite 910

Washington, D.C. 20006

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1-202-367-3003

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CITEU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	CITE	The Nasdaq Stock Market LLC

Redeemable warrants	CITEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 4, 2022, the registration statement on Form S-1 (File No. 333-261094) (the “Registration Statement”) relating to the initial public offering (“the IPO”) of Cartica Acquisition Corp, a Cayman Islands exempted company (the “registrant” or the “Company”), was declared effective by the U.S. Securities and Exchange Commission. On January 7, 2022, the Company closed the IPO and completed the sale of 23,000,000 units (the “Units”), including 3,000,000 Units sold pursuant to the full exercise of the underwriter’s option to purchase additional units to cover over-allotments, each Unit consisting of (i) one Class A ordinary share of the Company, par value $0.0001 per share (collectively, the “Class A Ordinary Shares”), and (ii) one-half of one redeemable warrant of the Company (collectively, the “Warrants”). Each whole Warrant entitles the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000 (before underwriting discounts and offering expenses). In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated January 4, 2022, by and between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters listed in Schedule 1 thereto, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated January 4, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 4, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration and Shareholder Rights Agreement, dated January 4, 2022, by and among the Company, Cartica Acquisition Partners, LLC (the “Sponsor”), and the other securities holders signatory thereto, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated January 4, 2022 (the “Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 4, 2022, by and among the Company, its directors and executive officers and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Forward Purchase Agreement, dated January 4, 2022, by and among the Company, Cartica Investors, LP and Cartica Investors II, LP, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated January 4, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 15,900,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $15,900,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) will not be redeemable by the Company (except as described in the Registration Statement); (ii) may not (and the Class A ordinary shares issuable upon exercise of such warrants may not) be transferred, assigned or sold by the holders thereof until 30 days after the completion of the Company’s initial business combination (subject to certain exceptions described in the Registration Statement); (iii) may be exercised by the holders thereof on a cashless basis; and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 4, 2022, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands General Registry, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $236,900,000 ($10.30 per Unit), consisting of $225,400,000 of the proceeds from the IPO (which amount includes $8,050,000 of deferred underwriting commissions) and $11,500,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company so that it can pay its taxes, the funds held in the trust account will not be released from the trust account (1) to the Company, until the completion of the Company’s initial business combination, or (2) to the Company’s public shareholders, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elected to redeem, subject to the limitations described in the Registration Statement, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to provide holders of its Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO or during any Extension Period (as defined below) or (B) with respect to any other provision relating to the rights of holders of the Class A ordinary shares or pre-initial business combination activity, and (c) the redemption of the Company’s public shares if the Company has not consummated its initial business combination within 18 months from the closing of the IPO or during any Extension Period. As used above, “Extension Period” means either of the two three-month periods by which the Company may extend its deadline to consummate an initial business combination (for a total of up to 24 months to consummate an initial business combination) without the Company’s public shareholders being entitled to vote or redeem their shares in connection with such extension, if the Sponsor or any of its affiliates or designees pays an additional $0.10 per public share into the trust account in respect of each such extension.

On January 4, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 7, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 4, 2022, by and between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters listed in Schedule 1 thereto.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated January 4, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Investment Management Trust Agreement, January 4, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.2	Registration and Shareholder Rights Agreement, dated January 4, 2022, by and among the Company, the Sponsor and the other securities holders signatory thereto.
10.3	Private Placement Warrants Purchase Agreement, dated January 4, 2022, by and between the Company and the Sponsor.
10.4	Letter Agreement, dated January 4, 2022, by and among the Company, its directors and executive officers and the Sponsor.
10.5	Forward Purchase Agreement, dated January 4, 2022, by and among the Company, Cartica Investors, LP and Cartica Investors II, LP.
10.6	Administrative Support Agreement, dated January 4, 2022, by and between the Company and the Sponsor.
99.1	Press Release, dated January 4, 2022.
99.2	Press Release, dated January 7, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTICA ACQUISITION CORP

Date: January 10, 2022	By:	/s/ C. Brian Coad
		Name:	C. Brian Coad
		Title:	Chief Operating Officer and Chief Financial Officer

5